                                                                                Exhibit 10.25

                               COLLATERAL AGENCY AND SECURITY AGREEMENT

                  THIS  COLLATERAL  AGENCY AND SECURITY  AGREEMENT,  dated as of April 6, 2005
(this  “Agreement”), among ELCOM  INTERNATIONAL,  INC., a Delaware  corporation (the
"Company"),  William W. Smith, as Collateral Agent (“Collateral  Agent”) and the
holders of the Notes (as defined  below) which are  signatories  hereto (the “Secured
Parties”);

WITNESSETH:

                  WHEREAS,  on even date  herewith,  the  Company  shall issue 12%  Secured
Promissory  Notes (the “Notes”) in connection  with a 2005 financing (the
“Financing”)  and pursuant to an agreement  between the Company and each Secured Party as evidenced by the Notes and this Agreement;

                  WHEREAS,  the Secured Parties have conditioned  their lending of funds pursuant to the Notes upon the Company's granting a security interest in favor of the Secured
Parties on the terms contemplated hereby;

                  WHEREAS,  the  Secured  Parties  desire  to  appoint  a  collateral  agent for the  purposes  of facilitating the perfection and enforcement of the security interests created hereby and by the Notes;

                  In  consideration of the mutual promises hereof,  and other good and valuable  consideration  the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                  1.       Defined Terms.  Capitalized  terms used herein and not otherwise defined  herein shall have the meanings  ascribed to such terms in the Notes. As used in this
Agreement, the following terms shall have the following  meanings  (such  meanings to be equally  applicable to both the singular and the plural forms of the terms defined).

                  “Agreement” means this Agreement  (including  without  limitation each amendment,  if any) unless the context otherwise clearly requires.

                  “Collateral”  means all of the  personal  property  and intellectual property  of the  Company, wherever located, and now owned or hereafter  acquired, including without  limitation:  Accounts,  Chattel Paper, Inventory,  Equipment,  Instruments, Investment
Property,  Documents,  Deposit Accounts,  Letter-of-Credit Rights, General Intangibles
(including Payment Intangibles),  Supporting  Obligations;  and to the extent not listed above as original collateral,  Proceeds  and  Products of the  foregoing  (each  capitalized  term used herein  which is defined in Article 8 or Revised Article 9 of the UCC has the meaning ascribed to such term by the UCC).

                  “Event of Default”  means the  occurrence  of any event  which constitutes  an Event of  Default under the Notes.

                  “Lien” means any lien,  security  interest or other  charge or encumbrance  of any kind,  or any other type of preferential  arrangement,  including, without limitation,  the lien or retained security title of a conditional vendor and an easement, right of way or other encumbrance on title to real property.

                  “Notes” means the 12% Secured  Promissory  Notes of even date herewith  issued by the Company to the Secured Parties.

                  “Obligations”  shall mean all  financial and other  obligations of the Company to the holders of the Notes pursuant to the Notes and all Related Expenses.

                  “Permitted  Liens”  means (a) Liens for taxes not yet due or which are being  actively  contested in good faith by appropriate  proceedings and for which adequate  reserves have been established in accordance with generally  accepted  accounting principles,  (b) other statutory Liens  incidental to the conduct of the Company’s business or the ownership of the Collateral or other assets which do not in the aggregate materially  detract from the value of the Collateral or materially  impair the use thereof in the operation of the Company's  business,  (c)  any Lien created  hereunder,  (d) purchase money Liens on fixed assets provided that such Lien only attaches to the property  being acquired and secures only that amount  necessary for the  acquisition  of such  property, and (e) Liens created  pursuant to the Company's 2003 issuance of 10%  Convertible  Senior
Debentures  (the  "Debentures") which are and have been  wholly  subordinated  and junior to all  rights  created  by and under the Notes and this Agreement, as and to the extent provided in the Debentures.

                  “Ratable  Portion”  means,  with  respect to any Secured  Party, the  quotient  (expressed  as a percentage)  obtained at any time by dividing (x) the principal amount of such Secured  Party‘s Note(s) by (y) the sum of the aggregate amount of all outstanding Notes.

                  “Related  Expenses”  means  any and all  costs,  liabilities,
and  expenses  (including  without limitation,   losses,  damages,  penalties,  claims,
actions,  reasonable  attorney's  fees  and  legal  expenses, judgments,  suits, and disbursements)  incurred by, imposed upon, or asserted against,  the Collateral Agent or any
Secured  Party in  connection  with any attempt by the  Collateral  Agent or any Secured
Party:  (a) to  preserve, perfect,  or enforce any security interest  evidenced by this
Agreement,  (b) to obtain payment,  performance,  and observance  of any and all of the
Obligations  to the extent  specified  herein or in the Notes,  (c) to maintain, insure, collect,  preserve,  repossess,  and dispose of any of the Collateral,  or (d) incidental or related to (a) through (c) above including,  without limitation,  interest thereupon from the date incurred,  imposed, or asserted until paid at the rate payable with respect to the Notes,  but in no event greater than the highest rate  permitted by law.

                  “Required  Secured  Parties” means Secured Parties  holding at least  fifty-one  percent (51%) of the aggregate amount of the Obligations outstanding under the Notes at the time of determination.

                  “UCC” means the Uniform Commercial Code as in effect from time to time in the  Commonwealth  of Massachusetts.

                  2.       Security.  The  Company  grants  a  first  priority  senior security  interest  in  the Collateral to the  Collateral  Agent,  for the benefit of the
Holders,  to secure the payment or performance of the Obligations.

                  3.       Representations and Warranties:  In addition to the  representations and warranties set forth in the Notes, the Company represents and warrants to Collateral Agent and the Secured Parties as follows:

                  3.01     Company’s chief  executive  office is located at 10 Oceana Way,
Norwood,  Massachusetts 02062.  All of Company’s records relating to Accounts are located at its aforesaid chief executive office.

                  3.02     Except  in the case of  Inventory  being  shipped  to or from
Company  in the  ordinary course of  business,  all  Collateral  consisting  of Goods is located at those  locations  set forth on Schedule A attached hereto.  Except as set forth on Schedule A hereto, such premises are owned by the Company.

                  3.03     The Company’s state of incorporation  is the State of
Delaware,  and the Company's exact legal name is as set forth in the first paragraph of this Agreement.

                  3.04     The  Company  has rights in or the power to transfer  the  Collateral, and its title to the Collateral is free of all adverse Liens (other than Permitted  Liens) and restrictions  on transfer or pledge, except as created by this Security Agreement and except as permitted by the Notes.

                  3.05     Pursuant to Section E.2. of the  Debentures,  (a) prior to
April 23,  2005,  the Company may incur  indebtedness,  including but not limited to such indebtedness  as contemplated by the Notes and herein, up to an  aggregate  principal amount  of  $1,500,000  with  the  approval  of the  holders  (or  their  Permitted
Transferees,  as defined in the  Debentures)  of 51% of the  aggregate  principal  amount of all of the  Debentures issued in the  Offering  (as  defined in the  Debentures)  and
(b) after  April 23,  2005,  the  Company  may incur indebtedness,  including but not limited to such  indebtedness  as  contemplated  by the Notes and herein,  (i) the aggregate principal amount of which does not exceed $1,500,000,  without any action or approval on the part of the holders of the Debentures,  and (ii) the aggregate principal amount of which exceeds $1,500,000,  upon the approval of the  Majority-in-Interest  (as defined in the Debentures) (any of the preceding,  “Permitted New Indebtedness”).
Any and all  Debentures  shall be  subordinated  in right of  payment  and  action to the  payment  in full of such Permitted New Indebtedness, as and to the extent provided in the Debentures.

                  4.       Perfection;  Possession;  Control.  The Company  authorizes the Collateral Agent to file one or more financing  statements (the “Financing
Statements”)  describing the Collateral.  The Company shall have possession of the
Collateral,  except where expressly  otherwise  provided in this Security  Agreement or where the Collateral  Agent  chooses  to perfect  its  security  interest  by  possession  in addition  to the filing of the Financing  Statements.  Where  Collateral  is in the
possession  of a third  party,  the  Company  will,  upon the Collateral  Agent’s request, join with the Collateral Agent in notifying the third party of the Collateral Agent’s security  interest  and  obtaining  an  acknowledgment  from the third  party that such third  party is holding the Collateral  for the benefit of the  Collateral  Agent.
The Company will  cooperate  with the  Collateral  Agent in obtaining  control  with
respect  to  the  Collateral   consisting  of  Deposit  Accounts, Investment  Property,
Letter-of-Credit Rights and Electronic Chattel Paper.

                  5.       Further Assurances.  The  Company  will  make and do all such acts  and  things  as the Collateral  Agent may from time to time reasonably  require for the better  evidencing,  validation,  perfection or other  protection  of its  security interest or to enable it to enforce  its rights and  remedies  hereunder  with respect to any Collateral, all at Company’s expense.

                  6.       Collateral  Agent May Perform.  Unless otherwise  provided herein,  if Company fails to perform any  agreement  contained  herein,  upon ten (10)
days’ prior  notice,  Collateral  Agent may, and upon the request of the Required
Secured Parties shall,  itself perform or cause  performance,  of such agreement,  and the expenses of  Collateral  Agent  incurred  in  connection  therewith  shall be payable by
Company  under  Section 15 hereof.  However,  the powers  conferred on  Collateral  Agent hereunder are solely to protect its interest in the Collateral  and shall not impose any duty upon it to exercise any such  powers.  Except for the safe custody of any
Collateral in its  possession and the accounting for moneys  actually  received by it hereunder,  Collateral  Agent shall have no duty as to any  Collateral  or as to the taking of any  necessary  steps to preserve  rights  against prior parties or any other rights pertaining to any Collateral.

                  7.       Schedules.  Upon request by Collateral  Agent,  Company will furnish to Collateral Agent as of the date hereof and from time to time hereafter statements and schedules further  identifying and describing the  Collateral  and such other  reports in connection  with the  Collateral  as  Collateral  Agent may  reasonably request, all in reasonable detail.

                  8.       Change of Name;  State of  Incorporation;  Corporate  Existence.
Without the Collateral Agent’s prior written  consent,  the Company will not  (a) change the state of its  incorporation,  (b) change its corporate  name without  providing
Collateral  Agent with thirty (30) days’ prior  written  notice,  or (c) in one transaction  or a series  of  transactions,  merge  into or  consolidate  with  any other  entity,  or sell all or substantially all of its assets.

                  9.       Transfer  of Collateral;  Liens;  Locations.  Without  Collateral
Agent’s prior written consent,  Company will not  (a) sell or  otherwise  transfer the  Collateral  or any part thereof  (other than (i) Inventory in the ordinary  course of business and (ii)  Equipment  which shall,  in the good faith  judgment of the Company, have become  obsolete or no longer useful in the business of the Company)  outside the ordinary course of business,  (b) permit a Lien on the  Collateral  except for Permitted  Liens, or (c) move or permit anyone else to move  material  amounts of the  Collateral or any part thereof from the location or locations  specified  herein in Schedule A,  provided, however, that Collateral may be moved to different locations without the Collateral Agent’s prior written consent if (i) the  Collateral  Agent is notified of the new location within ten (10) days after such moving,  and (ii) the  Collateral  Agent's  Lien on such  Collateral continues to be a perfected  Lien in such new location.

                  10.      Insurance.  The Company  shall,  at its own expense,  insure the Collateral at all times against  such  risks  as is  customary  for  businesses  of the type  owned by the  Company  and will  provide  the Collateral Agent with evidence thereof as often as the Collateral  Agent shall reasonably  request.  Each policy of insurance  shall (a) name the Collateral  Agent as a loss payee as its interest  shall appear and  (b) provide  for not less than  thirty  (30) days’  prior  written  notice to the  Collateral  Agent of the  cancellation  of or any material  reduction in coverage provided by such policy. If the Company fails to maintain  satisfactory  insurance, the Collateral  Agent as the Company’s agent may, but shall not be required to, immediately  obtain such insurance or obtain insurance  covering only the Collateral  Agent’s interest;  if the Collateral Agent elects to do either, the Company shall repay upon demand all amounts the Collateral  Agent so expends,  and, until such repayment,  such amounts shall be part of the Obligations hereunder.

                  11.      Remedies.  Upon the occurrence and  continuation of an Event of Default,  in addition to the rights and remedies  provided for elsewhere in this
Agreement,  and under the UCC, the  Collateral  Agent may, and upon the request of the
Required Secured Parties shall, exercise the following rights and remedies:

                  11.01    Possession  of  Collateral.  The  Collateral  Agent  may,
and upon the  request  of the Required  Secured  Parties  shall,  take immediate  possession of the Collateral and all Proceeds  relating to such Collateral  and:  (a) exercise  any and all rights and  remedies of the Company in respect of the  Collateral,  (b) require the
Company,  at the Company's expense,  to assemble the Collateral and make it available to the Collateral Agent at the  Company’s  Norwood,  Massachusetts-area  facilities,
(c) enter any of the premises of the Company or wherever  any  Collateral  shall be located  and to keep and store the same on such  premises  until  sold.  If the premises on which the  Collateral  is located is owned or leased by the Company,  then the Company shall not charge the  Collateral  Agent for storage of such  Collateral  on such  premises, occupy any premises  owned or leased by Company where the  Collateral or any part thereof is assembled for a reasonable  period in order to effectuate  its rights and  remedies hereunder  or under law,  without  obligation  to Company in respect of such  occupation and
Collateral  Agent may exclude Company,  its agents,  employees and servants  therefrom, and having and holding the same may use,  operate,  manage and conduct the  business  of Company and do any acts which it deems  necessary  or desirable to preserve the value and marketability of the Collateral,  or any part thereof or interest therein,  all without prior notice to
Company,  except as specifically  provided below with respect to a formal public or private sale (including,  without limitation,  the right to fill and ship in accordance with then existing purchase orders, the right to solicit orders;  and to do all such things and acts as Collateral Agent deems reasonably  necessary or desirable in order to maximize the value of the  Collateral)  and upon every such entry,  Collateral  Agent, at the expense of Company, shall have the right to manage and operate and carry on the business  thereof and exercise all rights and powers of Company with  respect  thereto in the name of Company or  otherwise  as is  reasonably  deemed appropriate,  after  deducting the expenses of conducting  the business thereof and of all  maintenance,  repairs, replacements,  alterations,  additions,  betterments and  improvements  and  amounts  necessary  to pay for taxes, assessments,  insurance and prior insurance or other proper charges upon the Collateral,  Company's business or any part  thereof, as well as just and  reasonable  compensation  for its  services  and for all  attorneys,  counsel, agents,  clerks,  servants  and other  employees  by it engaged and  employed,  shall apply the moneys  arising as aforesaid  pursuant to the provisions of this Agreement
(except as required by applicable law,  nothing  contained herein shall be construed to impose upon  Collateral  Agent any obligation to preserve or protect the Collateral or
Company's  business  following  the  occurrence of an Event of Default).  Collateral  Agent may demand that Company deliver to Collateral Agent all of Company's books and records in respect of the Collateral.

                  11.02    Notification  of Account  Debtors.  Company  irrevocably
authorizes  and  directs  each account  debtor to honor  any  demand  by  Collateral
Agent  that all  payments  in the  respect  of the  Accounts thereafter be paid directly to Collateral Agent.

                  11.03    Enforcement  of  Accounts.  Collateral  Agent may,  and upon the request of the Required Secured  Parties shall,  enforce payment of the Accounts by suit or otherwise,  but Collateral  Agent shall have no duty to institute  any suit or to take any other action to enforce the  Accounts  (or any  security  therefor)  or, having  started any such suit or  attempt,  thereafter  to continue  the same.  In each case  Collateral  Agent may proceed  with  counsel of  Collateral  Agent's  choosing and  Company  agrees to  reimburse  Collateral  Agent for Collateral Agent’s out-of-pocket  costs and expenses including,  without limitation,  attorney's fees, court costs and costs of sale.

                  11.04    Foreclosure  of Liens.  The  Collateral  Agent may, and upon the request of the Required Secured  Parties shall,  foreclose the Liens created under this  Agreement,  the Notes or under any other agreement relating to the Collateral.

                  11.05    Disposition  of  Collateral.  The  Collateral  Agent  may,
and upon the  request of the Required  Secured Parties shall,  sell or to otherwise dispose of all or any Collateral in its then condition,  or after  any  further  manufacturing
or  processing  thereof,  at  public  or  private  sale  or  sales,   wholesale dispositions,
or sales pursuant to one or more  contracts,  with such notice as may be required by law, in lots or in bulk, for cash or on credit,  all as the Collateral  Agent, in its discretion, may deem advisable in accordance with applicable  laws. The Collateral  Agent shall have the right to conduct such sales on the Company's  premises, without  charge  therefor, and such sales may be adjourned  from time to time in accordance  with  applicable  law without  further  requirement  of notice to the Company.  Each Secured  Party shall have the right to bid or credit bid any such sale on its own behalf.

                  11.06    Application of Collateral.  The Collateral Agent,  with or without  proceeding with sale or foreclosure or demanding  payment of the  Obligations, shall have the right,  without  notice,  at any time, to appropriate and apply to any
Obligations  any and all Collateral in the possession of the Collateral  Agent or the
Secured Parties.

                  12.      The Collateral Agent.

                  12.01    Appointment  as  Collateral  Agent.   Each  Secured  Party
irrevocably   appoints  the Collateral  Agent  to act as  Collateral  Agent  under  this
Agreement  and any  other  agreements  affecting  the Collateral  for the benefit of suc
Secured Party,  with full authority to take such actions,  and to exercise such powers,  on behalf of the Secured  Parties in respect of this  Agreement and the other agreements  with respect to the  Collateral  as are herein and therein  respectively delegated to the  Collateral  Agent or as are  reasonably incidental to those delegated powers.  The Collateral  Agent in such capacity shall be deemed to be an independent contractor  of the Secured  Parties.  Each Secured  Party hereby  expressly  agrees that, unless  requested by the Collateral  Agent upon the concurrence of the Required  Secured
Parties,  none of the Secured Parties will take or cause to be taken, in respect of the
Obligations or the Collateral,  any action or remedy that is independent  from the actions or remedies  taken or to be taken (or the decision not to take any action or remedy) by the  Collateral Agent.

                  12.02    Nature of Appointment.  The Collateral Agent shall have no fiduciary  relationship  with any Secured Party by reason of this Agreement or any other agreement  relating to the  Collateral.  The Collateral Agent shall not have any duty or responsibility  whatsoever to any Secured Party except those  expressly set forth in this  Agreement.  Without  limiting the generality of the foregoing,  each Secured Party acknowledges  that the Collateral  Agent is acting as such  solely as a  convenience  to the  Secured  Parties and not as a manager of the Obligations  evidenced  by the Notes.
This  Section 12  does not confer any rights upon the Company or anyone else (except the
Secured Parties), whether as a third party beneficiary or otherwise.

                  12.03    Collateral  Agent  as a  Secured  Party;  Other  Transactions.
The  Collateral  Agent's rights as a Secured  Party under this  Agreement,  if any, shall not be affected by its serving as the  Collateral Agent.  The  Collateral  Agent and its  Affiliates  may generally  transact any Secured  Party,  financial,  trust, advisory or other  business  with the Company  without  notice to the Secured  Parties, without  accounting to the Secured Parties,  and without  prejudice to the Collateral
Agent’s rights as a Secured Party under this Agreement, if any, except as may be expressly required under this Agreement.

                  12.04    Instructions  from  Secured  Parties.  The  Collateral  Agent shall not be  required to exercise any discretion or take any action as to matters not expressly  provided for by this Agreement  (including, without  limitation,  collection and enforcement  actions in respect of the Collateral or this  Agreement)  except that the
Collateral  Agent shall take such action (or omit to take such action) as may be reasonably requested of it in writing by the Required  Secured Parties with  instructions  and which actions and omissions shall be binding upon all of the Secured  Parties;  provided, however,  that the Collateral  Agent shall not be required to act (or omit any act) if, in its  judgment,  any such  action or omission  might  expose the  Collateral  Agent to personal liability or might be contrary to this Agreement or any applicable law.

                  12.05    Secured  Party's  Diligence.  Each Secured  Party:  (a) represents and warrants that it has made its own  decision  to enter into this  Agreement  and the Notes and  (b) agrees  that it will make its own decision  as to taking or not  taking  future actions in respect  of this  Agreement  and the Notes;  in each case without  reliance on the  Collateral  Agent or any other Secured Party and on the basis of its  independent  credit analysis  and its  independent  examination  of and  inquiry  into such  documents  and other matters  as it deems relevant and material.  Further and without limiting the generality of the foregoing  sentence,  each Secured Party represents  and warrants that it is aware of and recognizes the Company's  current  financial  state as of the date hereof.

                  12.06    No  Implied  Representations.   The  Collateral  Agent  shall
not  be  liable  for  any representation,  warranty,  agreement  or  obligation  of any kind of any other party to this  Agreement  or anyone else,  whether made or implied by the Company in this  Agreement,  the Notes or any other agreement or documents or by a
Secured Party in any notice or other communication or by anyone else or otherwise.

                  12.07    Sub-Collateral  Agents.  The Collateral  Agent may employ agents and shall not be liable (except as to money or  property  received by it or its agents) for any  negligence  or willful  misconduct  of any such agent selected by it with reasonable care.

                  12.08    Collateral  Agent's Diligence.  The Collateral Agent shall not be required:  (a) to keep itself informed as to anyone's  compliance with any provision of this Agreement,  the Notes or any other agreement, (b) to make any inquiry into the properties,  financial  condition or operation of the Company or any other matter relating to this Agreement,  the Notes or any other  agreement,  (c) to report to any Secured Party any information that the Collateral  Agent or any of its Affiliates may have or acquire in respect of the  properties,  business or financial  condition  of the  Company  or any other  matter  relating  to this  Agreement,  the Notes or any other agreement or (d)
to inquire into the validity,  effectiveness  or genuineness of this  Agreement,  the
Notes or any other agreement.

                  12.09    Notice of Default.  The  Collateral  Agent shall not be deemed to have  knowledge of any Event of Default  unless and until it shall have  received a written  notice  describing it and citing the relevant provision of this  Agreement or the Note.  The  Collateral  Agent shall give each Secured Party  reasonably  prompt notice of any such  written  notice  except,  of course,  to any  Secured  Party that shall have given the  written notice.

                  12.10    Collateral  Agent’s  Liability.  Neither the Collateral
Agent nor any of its directors, officers,  employees,  attorneys,  and other agents shall be liable for any action or omission on their  respective parts except for gross  negligence or willful  misconduct.  Without  limitation of the generality of the foregoing, the  Collateral  Agent:  (a) may  consult with legal  counsel,  independent  public accountants  and other experts selected  by it and  shall  not be  liable  for any action  taken or  omitted  to be taken in good  faith by it in accordance  with the advice or such counsel,  accountants  or experts  which have been  selected by the  Collateral
Agent with  reasonable  care;  (b) makes  no  warranty  or  representation  to any  Secured
Party and shall not be responsible to any Secured Party for any statements,  warranties or representations  made in or in connection with this Agreement,  the Notes or any agreement, including,  without  limitation,  the truth of the statements made in any certificate delivered by the Company in this Agreement,  the Notes, any Financing  document or other agreement related to any of the foregoing,  the Collateral  Agent being entitled for the purposes of determining  fulfillment of the conditions set forth therein to rely  conclusively  upon any  certificate  signed by the Company;  (d) shall not have any duty to ascertain or to inquire as to the  performance  or observance  of any of the terms,  covenants or conditions of this  Agreement or the Notes or to inspect the property  (including the books and records) of the Company;  (e) shall  not  be  responsible  to  any  Secured
Party  for  the  due  execution,  legality,  validity, enforceability,  genuineness, sufficiency or value of this Agreement, or collateral covered by any agreement,  the
Notes or any other  agreement or document and (f) shall  incur no liability  under or in respect of this Agreement, the Notes or any other agreement or document by acting upon any notice,  consent,  certificate or other  instrument or writing  (which may be by  telecopy)  believed  by it in good faith to be genuine and correct and signed or sent by the proper party or parties.

                  Neither the Collateral  Agent nor any of its  directors,  officers, employees or  sub-Collateral agents  shall have any  responsibility  to the  Company on account  of the  failure of or delay in  performance  or breach by any Secured Party of any of its  obligations  hereunder or to any Secured Party on account of the failure of or delay in  performance  or  breach  by any  other  Secured  Party or the  Company of any of their  respective obligations  hereunder,  under the Notes or under any other agreement or in connection  herewith or therewith.  The Secured  Parties  each  hereby acknowledge  that  the  Collateral  Agent  shall  be  under  no duty  to  take  any discretionary  action  permitted to be taken by it pursuant to the provisions of this
Agreement  unless it shall be requested in writing to do so by the Required Secured Parties.

                  12.11    Collateral  Agent's  Indemnity.  The Secured  Parties  shall indemnify  the  Collateral Agent, in its capacity as Collateral  Agent,  (to the extent the
Collateral Agent is not reimbursed by the Company) from and against:  (a) any loss or liability
(other than any caused by the Collateral  Agent's gross negligence or willful  misconduct)
incurred by the  Collateral  Agent as such in respect of this  Agreement  (as the  Collateral
Agent),  (b) the fees  charged to the Company (to the extent not paid by the Company) by the  Collateral  Agent for performing its obligations  hereunder,  (c) any Related  Expenses and (d) any  out-of-pocket  expenses  incurred in defending  itself  or  otherwise  related to this  Agreement  or the  Collateral  (other  than any  caused  by the Collateral
Agent’s gross negligence or willful  misconduct)  including,  without  limitation,
reasonable fees and disbursements   of  legal  counsel  of  its  own  selection   (including,
without   limitation,   the  reasonable interdepartmental  charges of its salaried  attorneys)
in the defense of any claim against it or in the prosecution of its rights and  remedies as the  Collateral  Agent  (other  than the loss,  liability  or costs  incurred by the
Collateral  Agent in the defense of any claim  against it by the Secured  Parties  arising in  connection  with its actions in its capacity as Collateral Agent);  provided,  however, that each Secured Party shall be liable for only its Ratable Portion of the whole loss or liability.

                  12.12    Resignation  or  Removal  of  Collateral  Agent.  The  Collateral
Agent  may  resign as Collateral  Agent  effective  ten (10) business  days after giving notice  thereof to the Secured  Parties for any reason,  and the  Collateral  Agent may be removed at the unanimous  election of all of the Secured  Parties (other than the Secured
Party that is also the  Collateral  Agent) for any reason.  If the  Collateral  Agent shall resign or be removed as Collateral  Agent under this Agreement,  the Required Secured
Parties shall appoint from among the Secured  Parties (other than the Secured Party that has resigned or was removed) a successor  Collateral  Agent for the Secured  Parties, which  successor  Collateral  Agent  shall be  reasonably  acceptable  to the  Company.  If, however,  in the case of  resignation  by the  Collateral  Agent,  no  successor  Collateral
Agent shall have been appointed by the time such  resignation  becomes  effective,  then the retiring  Collateral Agent may, on behalf of the  Secured  Parties,  appoint a  successor
Collateral  Agent  from among the  remaining  Secured  Parties.  Upon appointment
(whether  effected by the Required  Secured Parties or the retiring  Collateral Agent on behalf of the Secured Parties),  the successor Collateral Agent shall succeed to the rights,  powers and duties of the Collateral Agent,  and  the  term  “Collateral  Agent”
shall  mean  such  successor  Collateral  Agent,  effective  upon  its appointment, and the former Collateral Agent's rights,  powers and duties as Collateral Agent shall be terminated, without  any other or further  act or deed on the part of such  former
Collateral  Agent or any of the  parties to this  Agreement  or any  holder  of the  Notes.
After any  retiring  Collateral  Agent's  resignation  or  removal hereunder as Collateral
Agent, the provisions of Section 12.11  shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

                  13.      Pro-Rata  Treatment.  Any and all (i)  payments  made  by the
Company  upon  any of the Notes (whether as principal or interest),  (ii) collections  with respect to the  enforcement of the obligations of the Company  hereunder and under the
Notes and the  enforcement  of the Liens created hereby and thereby and (iii) payments made by the Company to the  Collateral  Agent pursuant  hereto and pursuant to the Notes, shall be shared with each of the Secured  Parties in  accordance  with its Ratable
Portion.  Each Secured  Party that receives any payment amount in excess of its respective
Ratable Portion,  agrees that it shall hold it in trust for the benefit of, and shall pay it to, any Secured Party receiving less than its respective Ratable Portion.

                  14.      Collateral  Agent as Attorney-In-Fact.  Collateral Agent is
hereby irrevocably appointed Company’s  attorney-in-fact,  with full  authority  in the place and stead of Company  and in the name of  Company, upon the occurrence and during the continuance of an Event of Default  (unless  otherwise  specified),  to take any action and to execute any  instrument  which  Collateral  Agent may deem  necessary or advisable to accomplish  the purposes of this Agreement,  to the extent permitted by applicable law, to take any and all appropriate  action and to execute any and all documents and  instruments  which may be necessary or desirable to accomplish  the purposes of this Agreement.

                  15.      Indemnification; Expenses.  Company  agrees to  indemnify
Collateral  Agent and each of the Secured Parties from and against any and all claims, losses and  liabilities  growing out of or resulting from its breach or violation of this
Agreement,  the Notes and any other  agreement or document  executed in connection therewith  (including,  without limitation,  enforcement of this Agreement),  except claims,  losses or liabilities resulting from  Collateral  Agent’s or any Secured
Party’s gross  negligence or willful  misconduct.  Company will upon demand pay to
Collateral Agent the amount of any and all reasonable  expenses,  including all attorneys’
fees, expenses  and fees of any experts and agents,  which  Collateral  Agent or any Secured
Party may incur  consistent with the terms of this Agreement and the Notes in connection with (a) the  administration  of this  Agreement,  (b) the custody,  preservation,  use or operation of, or the sale of,  collection from, or other  realization upon, any of the
Collateral,  as provided for herein,  (c) the exercise or  enforcement  of any of the rights of  Collateral Agent under this  Agreement,  (d) the failure by Company to perform or observe any of the provisions  hereof or (e) any  environmental  or  other  laws  relating to  Company,  the  Collateral,  the  Financing  or the  transactions contemplated hereby.

                  16.      Security Interest Absolute.  All rights of Collateral  Agent and the security  interests hereunder, and all obligations of Company hereunder,  shall be absolute and unconditional,  irrespective of (a) any lack of validity or  enforceability of the Note or any other  agreement or instrument  relating  thereto;  (b) any change in the time,  manner or place of payment of, or in any other term of, all or any of the obligations  or any other  amendment or waiver of or any consent to any departure from this
Agreement or the Notes;  (c) any exchange, release  or  non-perfection  of any other  collateral, or any  release  or  amendment  or waiver of or  consent to departure  from  any  guaranty, for  all or any of the  obligations;  or (d) any  other  circumstance  that  might otherwise  constitute  a defense  available  to, or a  discharge  of,  the  Company or a third  party  grantor of a security interest other than the performance and payment of the
Obligations in full.

                  17.      Notice.  Any notices and other  communications  provided
for hereunder shall be in writing  (including  telecopied) and mailed by first class mail
(return receipt  requested),  telecopied or hand delivered, if to the Company, at its address at 10 Oceana Way, Norwood,  Massachusetts 02062,  Attention:  Chairman and Chief  Executive
Officer,  if to any Secured  Party,  at the address set forth below its name on the signature page(s)  hereof;  and if to the Collateral  Agent,  at his address at 40 Canterbury  Lane,
Needham,  Massachusetts 02194,  Attention:  William W. Smith,  or as to each party,  at such other  address as shall be  designated by such party in a  written  notice  to each of the other  parties.  All such  notices  and  communications  shall  (a) be effective  five (5)
business days after  deposited,  postage  prepaid,  in the US mails and (b) be effective on the next business day when deposited, prepaid, with any nationally recognized overnight delivery service.

                  18.      No Waiver; Remedies Cumulative; Amendment.  Each right,  power or privilege  specified in this  Agreement is in addition to, not in limitation  of, any other rights,  powers and  privileges  Collateral Agent may  otherwise  have or acquire by other contract or otherwise.  No course of dealing,  omission or delay by Collateral  Agent in the exercise of any right,  power or privilege  referred to in this Agreement shall operate as a waiver thereof,  nor shall any partial  exercise thereof  preclude any further  exercise thereof,  as Collateral Agent may exercise each such right,  power and privilege  either independently or concurrently and as often and in such order as Collateral  Agent deems expedient.  The Collateral  Agent,  upon the request of the Required Secured Parties, may consent to any  waiver,  release of  collateral  or consent  requested  by the Company or execute any amendment  to this  Agreement  (except  that the  amendment  of this
Section 18 and the  definitions  of “Required Secured Parties” and “Ratable
Portion” shall require the consent of all of the Secured Parties).

                  19.      Termination;  Succession;  Assignment.  This Agreement  shall
(a) terminate as described below in this Section 19,  (b) benefit  Collateral Agent, its successors,  assigns and any other holder who derives from  Collateral  Agent title to or interest in any  Obligations  and (c) shall bind Company and  Company’s  heirs, executors,  administrators,  successors and assigns.  Without limiting the generality of the foregoing,  Collateral Agent may assign or  otherwise  transfer all or any portion of its rights  under this  Agreement  held by it to any other  person or entity,  and such other person or entity shall  thereupon  become  vested with all the benefits in respect  thereof granted to Collateral  Agent herein or otherwise.  Upon the payment and performance in full of all of the  Obligations  and upon the  termination  of any and all  obligations  of  Collateral  Agent  hereunder,  the security  interest  granted hereby shall terminate and all rights to the Collateral  shall revert to Company.  Upon any such termination,  Collateral Agent will, at Company's  expense,  execute and deliver to Company such documents as Company shall reasonably request to evidence such termination.

                  20.      Section Headings.  The section  headings in this Agreement are included for  convenience of reference only and shall not constitute part of this Agreement for any other purposes.

                  21.      Illegality.  If any  provision  in this  Agreement,  the  Notes or any  other  agreement related thereto shall for any reason be or become illegal,  void or unenforceable,  that  illegality,  voidness or unenforceability shall not affect any other provision.

                  22.      Entire  Agreement.  This  Agreement  and the Notes of the
Company of even date  herewith set forth the entire agreement of the parties as to the transactions contemplated by this Agreement.

                  23.      Execution  in   Counterparts.   This   Agreement  may  be
executed  in  any  number  of counterparts  and by different  parties  hereto in separate counterparts,  each of which when so executed shall be deemed to be an original and all of which taken together  shall  constitute  but one and the same  agreement.  Each Secured
Party,  upon becoming a holder of a Note,  shall execute a counterpart of this Agreement in the form of an acknowledgment  as set forth below and,  until such fully  executed acknowledgment  is delivered to the Collateral Agent and the Company, no such Secured
Party shall be entitled to the benefits of this Agreement.

                  24.      GOVERNING LAW.  THIS  AGREEMENT  SHALL BE GOVERNED BY AND
CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE  COMMONWEALTH  OF  MASSACHUSETTS  UNLESS
OTHERWISE  DEFINED  HEREIN OR IN THE NOTE.  TERMS USED IN ARTICLE 9 OF THE UCC ARE USED
HEREIN AS THEREIN DEFINED.

                                             {Signature Page Follows}

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their officers duly authorized to execute the same on the day and year first above written.

DEBTOR:                                     ELCOM INTERNATIONAL, INC.

                                                       /s/ John E. Halnen
                                                     ---------------------------
                                                     By: John E. Halnen
                                                     Title:  President

SECURED PARTIES:                                       /s/Robert J. Crowell
                                                     ---------------------------
                                                     Robert J. Crowell

                                                     Address for Notices:
                                                     115 Walpole Street
                                                     Dover, Massachusetts   02030

                                                      /s/William W. Smith
                                                     ---------------------------
                                                     William W. Smith

                                                     Address for Notices:
                                                     40 Canterbury Lane
                                                     Needham, Massachusetts 02194

COLLATERAL AGENT:                                      /s/William W. Smith
                                                     ---------------------------
                                                     William W. Smith, Collateral Agent

                                                    Schedule A
                                                        to
                                     Collateral Agency and Security Agreement

Location of Chief Executive Office

10 Oceana Way, Norwood, Massachusetts 02062

Locations of Goods Collateral

10 Oceana Way, Norwood, Massachusetts 02062